               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights"  in the  Prospectus  and to the  incorporation  by reference in this
Post-Effective  Amendment No. 69 to the Registration  Statement (Form N-1A) (No.
811-2120) of the  Security  Income Fund of our reports  dated  November 3, 2000, included  in  the  2000  annual  report  to  shareholders  of  Security  Capital
Preservation Fund.

                                                               ERNST & YOUNG LLP

Philadelphia, Pennsylvania
January 15, 2001